                                                                    Exhibit 4.7

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of July 28, 2000 (this "AMENDMENT") amends the Second Amended and Restated Credit Agreement dated as of August 9, 1999 (the "CREDIT AGREEMENT") among RAYOVAC CORPORATION (the "COMPANY"), various financial institutions and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below,

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below.

         1.1 AMENDMENT TO DEFINITION OF L/C COMMITMENT. The definition of "L/C Commitment" is amended by deleting the amount "$20,000,000" therein and substituting the amount "$40,000,000" therefor.

         1.2 AMENDMENT TO SECTION 8.4. Clause (e) of Section 8.4 is amended by deleting the amount "$3,000,000" therein and substituting the amount "$10,000,000" therefor.

         1.3 AMENDMENT TO SECTION 8.16. The table in Section 8.16 is amended in its entirety to read as follows:

              FISCAL YEAR              AMOUNT
         ending   9/30/99             $30,000,000
         ending   9/30/00             $30,000,000
         ending   9/30/01             $40,000,000
         ending   9/30/02             $40,000,000
         ending   9/30/03             $40,000,000.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties made in Section 6 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); and (b) no Event of Default or Unmatured Event of Default exists or will result from the execution and delivery of this Amendment.

         SECTION 3 EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective, as of the day and year first above written, on the date (the "AMENDMENT EFFECTIVE DATE") on which the Administrative Agent has received
(a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party from which the Administrative Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) a Confirmation, substantially in the form of EXHIBIT A, executed by the Company and each Subsidiary (other than any Foreign Subsidiary or Dormant Subsidiary).

         SECTION 4  MISCELLANEOUS.

         4.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 EXPENSES. The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

         4.4 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

         4.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly-authorized officers as of the day and year first above written.

                                        RAYOVAC CORPORATION

                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                 BANK OF AMERICA, N.A. as Administrative Agent,
                                   Issuing Lender, Swingline Lender and a Lender

                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                 BANK LEUMI USA

                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                 THE BANK OF NEW YORK

                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  BNP PARIBAS

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  COMERICA BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  DRESDNER BANK AG, NEW YORK AND GRAND
                                    CAYMAN BRANCHES

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  BANK ONE, NA (Main Office Chicago)

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  FIRSTAR BANK, N.A.

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  FLEET NATIONAL BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  HARRIS TRUST AND SAVINGS BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  M&I MARSHALL & ILSLEY BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  THE MITSUBISHI TRUST AND BANKING CORPORATION

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  NATIONAL CITY BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  THE NORTHERN TRUST COMPANY

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  THE ROYAL BANK OF SCOTLAND PLC

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  ST. FRANCIS BANK, F.S.B.

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  SUNTRUST BANK

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                    EXHIBIT A

                                  CONFIRMATION

                            Dated as of July 28, 2000

To:      Bank of America, N.A., as
         Administrative Agent, and the
         Lenders which are parties to the
         Credit Agreement referred to below

         Please refer to (a) the Second Amended and Restated Credit Agreement dated as of August 9, 1999 (the "CREDIT AGREEMENT") among Rayovac Corporation (the "COMPANY"), various financial institutions (the "LENDERS") and Bank of America, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"); (b) the Security Agreement dated as of September 12, 1996 among the Company, ROV Holding, Inc., Rovcal, Inc. and the Administrative Agent; (c) the Trademark Security Agreement dated as of September 12, 1996 executed by the Company in favor of the Administrative Agent; (d) the Patent Security Agreement dated as of September 12, 1996 executed by the Company in favor of the Administrative Agent;
(e) the Copyright Security Agreement dated as of September 12, 1996 executed by the Company in favor of the Administrative Agent; (f) the Guaranty dated as of September 12, 1996 executed by ROV Holding, Inc. and Rovcal, Inc. in favor of the Lenders and the Administrative Agent; (g) the Company Pledge Agreement dated as of September 12, 1996 between the Company and the Administrative Agent; (h) the Deed of Charge and Memorandum of Deposit dated September 12, 1996 between ROV Holding, Inc. and the Administrative Agent; (i) the Share Pledge Agreement dated as of November 11, 1996 executed by ROV Holding, Inc. in favor of the Administrative Agent; (j) the Deed of Charge and Memorandum of Deposit dated as of November 11, 1996 between ROV Holding, Inc. and the Administrative Agent; (k) the Deed of Pledge dated as of November 11, 1996 between ROV Holding, Inc. and the Administrative Agent; (l) the Charge Over Shares dated August 9, 1999 between ROV Holding, Inc. and the Administrative Agent; and (m) the First Amendment dated as of July 28, 2000, amending the Credit Agreement (the "FIRST AMENDMENT"). Each of the documents referred to in items (b) through (l) above is called a "CREDIT DOCUMENT". Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

         Each of the undersigned (a) confirms to the Lenders and the Administrative Agent that, after giving effect to the First Amendment, each Credit Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms; and (b) agrees that each reference in each Credit Document to the "Credit Agreement" or any similar term shall, after the date hereof, be deemed to be a reference to the Credit Agreement as amended by the First Amendment.

                                          RAYOVAC CORPORATION

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          ROV HOLDING, INC.

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          ROVCAL, INC.

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

Accepted and Agreed
as of July 28, 2000

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

                                   -2-